UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 6/23/2008

BEACONSFIELD III, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-51565

Delaware	34-2033196
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

497 Delaware Avenue, Buffalo, New York 14202
(Address of Principal Executive Offices, Including Zip Code)

(716) 882-2157
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 20, 2008, Andrew Gertler, a member of the Registrant’s Board of Directors, notified the Registrant of his resignation from the Board, effective immediately. On June 23, 2008, Joseph P. Galda, the sole remaining director, resigned effective immediately. As a result of these resignations, the Company has no directors and it remains for the stockholders to elect a new Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beaconsfield II, Inc.

Date: June 23, 2008	By:	/s/ Joseph P. Galda
Joseph P. Galda
Acting Chief Executive Officer